UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 16, 2008

VERINT SYSTEMS INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-49790	11-3200514
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

330 South Service Road, Melville, New York	11747
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 962-9600

None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

As previously announced, on January 16, 2008, Verint Systems Inc. (“Verint” or the “Company”) is hosting a Technology Day for analysts and investors at the NASDAQ MarketSite in New York City. The Technology Day event will include several management presentations regarding Verint’s markets and growth strategy, as well as presentations from select customers and partners .. Demonstrations will showcase Verint’s newest solutions, including the Company’s recently announced next generation, Impact 360(TM) unified workforce optimization suite and the new Nextiva(TM) Retail Traffic Analysis video solution.

It is expected that the presentations will include certain information not previously made available to the public. Such information is summarized below.

General:

•	Verint is a top 30 enterprise software company in the United States based on third party data not verified or endorsed by Verint.

•	Verint has over 10,000 customers across more than 150 countries.

•	73 of the Fortune 100 companies use Verint actionable intelligence solutions.

•	Following the completion of the Witness acquisition, a majority of the Company’s revenues come from the Workforce Optimization (“WFO”) side of the business.

•

Verint has more than 250 granted and pending patents in the United States, which cover IP voice, video and analytics. Verint believes that this patent portfolio is the broadest in the WFO industry and includes core WFO technologies, such as VoIP recording and speech analytics.

Enterprise Workforce Optimization Solutions:

•	Verint is pleased overall with the progress of the Witness integration and will discuss some aspects of the integration including products and operations.

•	As a result of the Witness acquisition, Verint is the #1 Workforce Optimization vendor worldwide based on third-party market share data not verified or endorsed by the Company.

•	According to third-party data not verified or endorsed by the Company, Verint believes it is now the leader for:

•	Workforce Optimization with approximately 47% market share,

•	Contact Center Performance Management with approximately 57% market share,

•	IP Logging/Recording with approximately 57% market share, and

•	Contact Center Analytics with approximately 47% market share.

•	According to third-party data not verified or endorsed by the Company, the world WFO market is expected to grow at approximately a low double digit compounded annual growth rate over five years.

•

Based on third-party analysis not verified or endorsed by the Company, the Company believes that its newly-expanded post-acquisition WFO product portfolio increases its per-seat WFO revenue opportunity by a factor of 2 to 3 times as compared to quality monitoring alone.

Video Intelligence Solutions:

•	Verint is ranked in the Security Top 50 of global security companies based on third-party market share data not verified or endorsed by the Company.

•	1 out of every 3 Fortune 250 companies uses Verint’s video solutions.

•	3 of the world’s 5 largest retailers utilize Verint’s video solutions.

•	More than 150 government organizations and cities utilize Verint’s video solutions.

•	More than 100 major airports and seaports utilize Verint’s video solutions.

•

According to third-party data not verified or endorsed by the Company, the world video surveillance market is expected to grow at approximately a low double digit compounded annual growth rate over five years. According to third-party data not verified or endorsed by the Company, Verint believes it is the worldwide leader for IP video with more than a 20% market share based on 2006 data.

Although Technology Day will not include detailed discussions of Verint’s lawful communications interception business, the Company intends to briefly touch on some of this business line’s achievements during fiscal 2007, including the addition of 40 new customers worldwide.

Certain statements and information in this report that involve expectations, plans, intentions or strategies regarding the future are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. They are often identified by words such as “will”, “anticipates”, “expects”, “intends”, “plans”, “believes”, “estimates” and similar expressions and statements about present trends and conditions that may extend into the future. These statements are not facts and are based upon information available to the Company as of the date of this release. The Company assumes no obligation to revise or update any such forward-looking statement except as otherwise required by law. Forward-looking statements believed true when made may ultimately prove to be incorrect. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control and may cause actual results to differ materially from our current expectations. Some of the factors that could cause actual future results or conditions to differ materially from current expectations include the impact on Verint’s financial results of the Comverse Special Committee’s review of matters relating to grants of Comverse stock options and other non-options related accounting matters; the impact on Verint’s financial results arising from Verint’s internal review of certain accounting matters, Verint’s review under SOP 97-2, as well as the audit of its financial results by its independent registered public accountants; the impact of governmental inquiries arising out of or related to option grants and practices and/or other accounting areas under investigation by Comverse and Verint and the risk of regulatory action or private litigation relating to the same; the effect of Verint’s failure to timely file all required reports under the Securities Exchange Act of 1934; Verint’s ability to have its common stock relisted on The NASDAQ Global Market; customer and partner concern relating to the foregoing; risk that Verint’s recent merger with Witness Systems disrupts current plans and operations and the potential difficulties in employee retention and customer satisfaction as a result of the merger; the ability to recognize the expected benefits of the merger; the impact of the substantial indebtedness incurred to finance the consummation of the merger and challenges in maintaining covenant compliance; risks relating to current and potential future litigation or regulatory inquiries or actions inherited in connection with the merger, including with respect to Witness option grants and alleged patent infringement; introducing quality products on a timely basis that satisfy customer requirements and achieve market acceptance; lengthy and variable revenue cycles create difficulty in forecasting the timing of revenue; integrating the business and personnel of Verint’s other acquisitions, including implementation of adequate internal controls; risks associated with significant foreign operations, including fluctuations in foreign currency exchange rates; aggressive competition in all of Verint’s markets, which creates pricing pressure; managing our expansion in the Asia Pacific region; risks that Verint’s intellectual property rights may not be adequate to protect its business or that others may claim that Verint or its subsidiaries infringe upon their intellectual property rights; risks associated with Verint’s ability to retain existing personnel and recruit and retain qualified personnel in all geographies in which Verint operates; decline in information technology spending; changes in the demand for Verint’s products; challenges in increasing gross margins; risks associated with changes in the competitive or regulatory environment in which Verint operates; dependence on government contracts; expected increase in Verint’s effective tax rate; risk that Verint improperly handles sensitive or confidential information or risk of misperception of such mishandling; inability to maintain relationships with value added resellers and systems integrators; difficulty of improving Verint’s infrastructure to support growth; risks associated with Comverse Technology, Inc. controlling Verint’s business and affairs; and other risks described in filings with the Securities and Exchange Commission, including Company’s Current Report on Form 8-K filed September 10, 2007, as supplemented the Company’s Current Report on Form 8-K filed on November 5, 2007. All documents are available through the SEC’s Electronic Data Gathering Analysis and Retrieval system (EDGAR) at www.sec.gov or from Verint’s website at www.verint.com.

The foregoing information is being furnished under “Item 7.01 Regulation FD Disclosure.” Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Verint Systems Inc.

Date: January 16, 2008

	By:	/s/ Peter Fante
	Name:	Peter Fante
	Title:	Chief Legal Officer